UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022

CorePoint Lodging Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38168	82-1497742
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 E. John Carpenter Freeway, Suite 1650 Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 893-3199

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CPLG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

On November 6, 2021, CorePoint Lodging Inc., a Maryland corporation (“CorePoint”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among CorePoint, Cavalier Acquisition Owner LP (as assignee of Cavalier Acquisition JV LP), a Delaware limited partnership (“Parent”) and Cavalier MergerSub LP (as assignee of Cavalier Acquisition Owner LP), a Delaware limited partnership and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, CorePoint will merge with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity in the Merger as a wholly owned subsidiary of Parent. The board of directors of CorePoint has approved the Merger Agreement and the transactions contemplated thereby, including the Merger.

As previously disclosed, on January 14, 2022, CorePoint filed a definitive proxy statement with the Securities and Exchange Commission relating to the special meeting of its stockholders to be held on March 1, 2022 (the “Special Meeting”) to consider and vote on various proposals necessary to approve the Merger Agreement (the “proxy statement”).

Following the filing of the proxy statement five purported stockholders filed the following actions, Wang v. CorePoint Lodging Inc., et al., 1:22-cv-00026 (S.D.N.Y. Jan. 3, 2022), Whitfield v. CorePoint Lodging Inc., et al., 1:22-cv-00147 (S.D.N.Y. Jan. 6, 2022), Gorrell v. CorePoint Lodging Inc., et al., 1:22-cv-00146 (E.D.N.Y. Jan. 10, 2022), Main Line Capital Investments, LLC v. CorePoint Lodging Inc., et al., 1:22-cv-00409 (S.D.N.Y. Jan. 17, 2022) (the “Main Line Action”), and Bushansky v. CorePoint Lodging Inc., et al., 1:22-cv-00308 (D. Colo. Feb. 2, 2022) (collectively, the “Actions”), against CorePoint and the members of the CorePoint Board of Directors. The Actions allege, among other things, that the proxy statement, misstates or fails to disclose certain material information in violation of federal securities laws. In addition, the Main Line Action also alleges claims of breach of fiduciary duty and aiding and abetting such breach of fiduciary duty. The Actions seek, among other relief, either an order enjoining the merger or rescission if the merger is consummated.

In addition, following the filing of the proxy statement five purported stockholders sent demand letters to CorePoint on February 9, 10, 11, 17 and 18, 2022 (collectively, the “Demand Letters”). The Demand Letters allege similar claims of deficiencies in the proxy statement as those noted in the above-referenced Actions.

Solely to moot the unmeritorious disclosure claims and to minimize the risk, costs, burden, nuisance and uncertainties inherent in litigation, without admitting any liability or wrongdoing, CorePoint hereby supplements the disclosures contained in the proxy statement (the “Supplemental Disclosures”). The Supplemental Disclosures are set forth below and should be read in conjunction with the proxy statement.

CorePoint vigorously denies that the proxy statement is deficient in any respect and that the Supplemental Disclosures are material or required. CorePoint believes that the claims asserted in the Actions and Demand Letters are without merit and that no further disclosure is required to supplement the proxy statement under applicable laws. Nothing in this Current Report on Form 8-K will be deemed an admission of the legal necessity or materiality under any applicable laws for any of the disclosures set forth herein.

SUPPLEMENT TO PROXY STATEMENT

CorePoint hereby provides these Supplemental Disclosures to the proxy statement. This supplemental information should be read in conjunction with the proxy statement, which should be read in its entirety. Defined terms used but not defined below have the meanings set forth in the proxy statement.

1.	The section of the proxy statement entitled “The Merger—Background of the Merger” is hereby supplemented as follows:

A.

The second full paragraph on page 36 (such paragraph beginning with “In furtherance of its consideration of these types…”) of the proxy statement is hereby amended and restated to read as follows (supplemented disclosure is bolded and underlined):

In furtherance of its consideration of these types of potential strategic alternatives, the Board and CorePoint’s senior management have discussed a number of such alternatives with representatives of J.P. Morgan and Hodges Ward Elliot, LLC (“HWE”) from time to time, including during periods without any formal engagements. CorePoint has sought advice from these advisors for a number of reasons that include J.P. Morgan’s and HWE’s experience and expertise as financial advisors in a wide variety of transactions and familiarity with CorePoint’s business, including, in the case of J.P. Morgan, J.P. Morgan’s work as financial advisor to La Quinta Holdings Inc. in connection with the 2018 acquisition of La Quinta Holdings Inc. by Wyndham Hotels & Resorts, Inc. (“Wyndham”) and the related spin-off of CorePoint from La Quinta Holdings Inc. and, in the case of HWE, HWE’s experience relating to the sales of hotel properties. In connection with the process that led to the proposed merger, CorePoint discussed strategic alternatives with representatives of J.P. Morgan and HWE throughout the course of the events in 2021 described below, and CorePoint formally entered into engagement letters with J.P. Morgan and HWE as its financial advisors (which, in the case of HWE, provided that HWE would provide advisory services to CorePoint in support of the process being managed by J.P. Morgan as lead investment banker) effective as of July 13, 2021 in connection with a potential sale of, or other significant strategic transaction involving, CorePoint. CorePoint has also worked with Simpson Thacher & Bartlett LLP (“Simpson Thacher”) from time to time since the completion of the spin-off from La Quinta Holdings Inc. CorePoint discussed various matters and the process that led to the proposed merger with representatives of Simpson Thacher throughout the course of the events in 2021 described below.

B.

The third full paragraph on page 36 (such paragraph beginning with “Throughout the first half of 2021…”) of the proxy statement is hereby amended and restated to read as follows (supplemented disclosure is bolded and underlined):

Throughout the first half of 2021, CorePoint continued to pursue the completion of its ongoing non-core disposition program, which it had commenced in March 2019, with respect to the sale of its non-core hotel properties as identified in a strategic review of its portfolio. During this period, the Board and the Capital Committee of the Board (the “Capital Committee”), respectively, held bi-weekly regularly scheduled update calls during alternating weeks, with representatives of CorePoint management in attendance, to discuss the status of the disposition program and related matters concerning the operations and strategy of CorePoint. Also, from time to time throughout the first half of 2021, representatives of CorePoint management and the Capital Committee had a number of informal discussions with representatives of J.P. Morgan and HWE, respectively, related to the state of the lodging industry generally, certain of CorePoint’s peer companies, CorePoint’s disposition strategy and potential strategic alternatives that CorePoint might pursue. The Capital Committee was established by the Board on September 11, 2018, consistent with the recommendation of the Nominating and Corporate Committee of the Board, with the purpose, structure and authority and the qualifications and criteria for membership as set forth in the charter of the Capital Committee as previously publicly disclosed by CorePoint, which purpose includes, among other things, providing assistance to the Board with respect to its oversight of investments, dispositions, capital deployment, the performance and valuations of CorePoint’s real estate assets and portfolios, and periodic review of CorePoint’s investment policies, strategies, programs and procedures.

C.

The fifth full paragraph beginning on page 37 (such paragraph beginning with “On June 21, 2021, the Board…”) and continuing onto page 38 of the proxy statement is hereby amended and restated to read as follows (supplemented disclosure is bolded and underlined and deleted language is stricken through):

On June 21, 2021, the Board held a telephonic meeting, with representatives of CorePoint management and representatives of J.P. Morgan and Simpson Thacher in attendance. Representatives of CorePoint management presented to the Board three standalone forecasts for CorePoint, consisting of a base plan and two growth plans, all of which had been prepared by CorePoint management and reviewed on June 1, 2021 with various members of the Board and representatives of J.P. Morgan. The Board reviewed these standalone forecasts with representatives of J.P. Morgan and representatives of CorePoint management. All three forecasts assumed that CorePoint would sell all of its properties other than the CorePoint Core Portfolio, and the two growth plans, which were otherwise based on substantially the same underlying assumptions for the future performance of the CorePoint Core Portfolio as the base plan, also further assumed that CorePoint would shift from its current strategy to pursuing a growth strategy with respect to the core portfolio by using ~~the use of~~ debt capital following these dispositions to acquire additional core properties. Members of the Board discussed with representatives of CorePoint management the forecasts presented, including the potential value creation opportunity of each of these plans, key underlying assumptions utilized in preparing the plans and perspectives with respect to market trends. The Board also discussed potential next steps in connection with the potential evaluation of strategic alternatives, as well as the potential impact of the IRS Matter and the management relationship with Wyndham on any such strategic alternatives.

D.

The first full paragraph on page 46 (such paragraph beginning with “At this meeting, representatives of J.P. Morgan…”) of the proxy statement is hereby amended and restated to read as follows (supplemented disclosure is bolded and underlined):

At this meeting, representatives of J.P. Morgan then reviewed with the Board J.P. Morgan’s financial analysis of the potential transaction. Following further discussion, representatives of J.P. Morgan then rendered its oral opinion to the Board to the effect that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the per share merger consideration of $15.65 to be paid to the holders of CorePoint common stock in the merger was fair, from a financial point of view, to such holders, which was subsequently confirmed by delivery of J.P. Morgan’s written opinion to the Board. The Board did not ask HWE to render an opinion regarding the fairness of the consideration paid in the merger to the Board in connection with HWE’s engagement by CorePoint relating to the merger. The Board considered the fact that the closing price of CorePoint common stock had increased significantly since CorePoint’s public announcement of its strategic alternatives process and that the indications of interest received from all three parties reflected a discount to the most recent closing price per share of CorePoint common stock, but the Board noted that the per share merger consideration of $15.65 to be paid to the holders of CorePoint common stock in the merger represented a premium of approximately 42% to CorePoint’s closing stock price on July 13, 2021, the last trading day prior to the CorePoint’s public announcement of its strategic alternatives process. The Board also considered that, aside from their interests as CorePoint stockholders, CorePoint’s directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of other CorePoint stockholders generally, as described in more detail in “The Merger—Interests of CorePoint’s Directors and Executive Officers in the Merger” beginning on page 61 of this proxy statement. Representatives of CorePoint management discussed with the Board and representatives of Simpson Thacher the fact that there had been no discussions during the course of the process leading up to the proposed merger between members of CorePoint management and representatives of Highgate/Cerberus or Party A or other potential acquirors regarding potential employment or compensation arrangements for members of CorePoint management following the consummation of a potential transaction with CorePoint. Representatives of Simpson Thacher then reviewed with the Board their duties under applicable law and the terms of the merger agreement. At the conclusion of the meeting, the Board met in executive session, during which Mr. Cutaia noted, as previously reported to the Board, that neither of the Blackstone parties had a need to sell its shares in the near-term, that their objective had been and continued to be for CorePoint to pursue whatever strategy the Board believed would maximize CorePoint’s value for all of CorePoint’s stockholders, and that each believed that the proposed transaction would, in fact, maximize CorePoint’s value for all of CorePoint’s stockholders. Representatives of Simpson Thacher also reviewed with the Board the relationship between Simpson Thacher and Blackstone and its affiliates.

2.	The section of the proxy statement entitled “The Merger—Opinion of J.P. Morgan Securities LLC” is hereby supplemented as follows:

A.

The fifth full paragraph beginning on page 55 (such paragraph beginning with “Public Trading Multiples Using publicly available information, J.P. Morgan…”) and continuing onto page 56 of the proxy statement is hereby amended and restated to read as follows (supplemented disclosure is bolded and underlined):

Public Trading Multiples Using publicly available information, J.P. Morgan compared selected financial data of CorePoint with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be sufficiently analogous to those engaged in by CorePoint. The companies selected by J.P. Morgan, and their and CorePoint’s respective public trading multiples (calculated by J.P. Morgan in accordance with the procedures described in the second succeeding paragraph below) were as follows:

B.	The list on page 56 (such list beginning with “Apple Hospitality REIT, Inc.”) is hereby amended and restated as follows:

Company	EV/2019 Corporate adjusted cash EBITDA	EV/2022E Corporate adjusted cash EBITDA
• Apple Hospitality REIT, Inc.	12.4x	13.7x
• Summit Hotel Properties, Inc.	11.5x	13.4x
• Chatham Lodging Trust	11.1x	14.1x
• CorePoint Lodging Inc.	10.0x	14.6x

C.

The second full paragraph on page 56 (such paragraph beginning with “Using publicly available information, J.P. Morgan calculated…”) of the proxy statement is hereby amended and restated to read as follows (supplemented disclosure is bolded and underlined):

Using publicly available information, J.P. Morgan calculated, for each selected company the ratios of (a) the company’s enterprise value to the company’s earnings before interest, taxes, depreciation and amortization (“Corporate adjusted cash EBITDA”) for the year ended December 31, 2019 (the “EV/2019 Corporate adjusted cash EBITDA”), based on publicly available information, and (b) the company’s enterprise value to the consensus equity research analyst estimates for the company’s Corporate adjusted cash EBITDA for the year ending December 31, 2022 (the “EV/2022E Corporate adjusted cash EBITDA”). Based on the results of this analysis and other factors J.P. Morgan considered appropriate based on its professional judgement and experience, J.P. Morgan selected multiple reference ranges of 10.0x – 12.5x for EV/2019 Corporate adjusted cash EBITDA and 13.5x – 14.5x for EV/2022E Corporate adjusted cash EBITDA. After applying such ranges to the CorePoint Core Portfolio’s (as defined in the section entitled “The Merger—Financial Projections” beginning on page 58) Corporate adjusted cash EBITDA for CorePoint for the year ended December 31, 2019, as provided by CorePoint’s management, and the projected CorePoint Core Portfolio’s Corporate adjusted cash EBITDA for CorePoint for the year ending December 31, 2022, respectively, the analysis indicated the following ranges of implied per share equity value (rounded to the nearest $0.25) for CorePoint common stock:

D.

The fourth full paragraph beginning on page 56 (such paragraph beginning with “Discounted Cash Flow Analysis J.P. Morgan conducted a discounted cash flow analysis…”) and continuing on page 57 of the proxy statement is hereby amended and restated to read as follows (supplemented disclosure is bolded and underlined):

Discounted Cash Flow Analysis J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining an implied fully diluted equity value per share for CorePoint common stock. J.P. Morgan calculated the unlevered free cash flows that CorePoint’s Core Portfolio is expected to generate during fiscal years 2021E through 2025E based upon the CorePoint Projections prepared by CorePoint management (as set forth in the section entitled “The Merger—Financial Projections” beginning on page 58, which were discussed with, and approved by, the Board for use by J.P. Morgan in connection with its financial analyses). J.P. Morgan also calculated a range of terminal values for CorePoint at the end of this period by applying perpetual growth rates ranging from 2.0% to 3.0%, based on guidance provided by CorePoint’s management and J.P. Morgan’s professional judgement and experience, to estimates of the unlevered terminal free cash flows for the CorePoint Core Portfolio at the end of fiscal-year 2025E, as provided in the CorePoint Projections. J.P. Morgan then discounted the unlevered free cash flow estimates and the range of terminal values to present value as of September 30, 2021 using discount rates ranging from 9.50% to 10.50% for CorePoint, which range was chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of CorePoint and based on its professional judgement and experience. The present value of the unlevered free cash flow estimates and the range of terminal values were then adjusted by subtracting net debt of $86 million and other adjustments for CorePoint as of September 30, 2021.

3.	The section of the proxy statement entitled “The Merger—Financial Projections” is hereby supplemented as follows:

A.

The first full paragraph beginning on page 58 (such paragraph beginning with “CorePoint does not as a matter of course…”) and continuing onto page 59 of the proxy statement is hereby amended and restated to read as follows (supplemented disclosure is bolded and underlined):

CorePoint does not as a matter of course make public projections as to future sales, earnings, or other results, and forecasts for extended periods of time are of particular concern to CorePoint due to the unpredictability of the underlying assumptions and estimates. However, in connection with the discussions regarding the proposed merger, CorePoint management prepared certain unaudited prospective financial information for fiscal years 2021 through 2025 (the “CorePoint Projections”) with respect to the 105 hotels which CorePoint previously identified as constituting its core hotels (the “CorePoint Core Portfolio”). The CorePoint Projections were prepared treating CorePoint on a stand-alone basis, without giving effect to the merger including the impact of negotiating or executing merger, the expenses that may be incurred in connection with consummating the merger, the potential synergies that may be achieved as a result of the merger, the effect of any business or strategic decision or action that has been or will be taken as a result of the merger agreement with Cavalier having been executed, or the effect of any business or strategic decisions or actions which would likely have been taken if the merger agreement with Cavalier had not been executed but which were instead altered, accelerated, postponed or not taken in anticipation of the merger. CorePoint management provided the CorePoint Projections to the Board for review in connection with the Board’s evaluation of the proposed merger, and to J.P. Morgan, our financial advisor in connection with the proposed merger. CorePoint management provided an estimate of 61,531,191 fully diluted shares of CorePoint common stock outstanding as of September 30, 2021 to J.P. Morgan in connection with the proposed merger. CorePoint management also provided the CorePoint Projections for fiscal year 2021, and only for fiscal year 2021, to Cavalier.

B.	The table and the corresponding footnotes on page 60 of the proxy statement under the heading “Summary of the CorePoint Projections” are hereby amended and restated as follows:

(US$ in millions, except RevPAR)	Three Months Ended December 31,	Fiscal Year Ended December 31,
	2021E	2022E	2023E	2024E	2025E
RevPAR[1]	$55.12	$67.50	$72.98	$75.60	$78.81
Total Revenue	$78	$380	$411	$427	$445
Hotel Adjusted EBITDAre[2]	$15	$95	$107	$116	$126
Adjusted EBITDAre[3]	$11	$79	$90	$99	$109
Unlevered Free Cash Flows[4]	$2	$19	$28	$35	$44

(1)

Revenue per available room (“RevPAR”) is defined as the product of the average daily rate charged and the average daily occupancy achieved. RevPAR does not include bad debt expense or other ancillary, non-room revenues, such as food and beverage revenues or parking, telephone or other guest service revenues generated by a hotel, which are not significant for these hotels.

(2)

Hotel Adjusted EBITDAre is a non-GAAP financial measure calculated by subtracting recurring property-level expenses from total revenue. Hotel Adjusted EBITDAre does not reflect (i) corporate level-expenses (ii) interest expense, (iii) income tax expenses, (iv) depreciation and amortization, (v) the effect of impairment losses, (vi) net gain or loss on sale of assets and (vii) other items not indicative of ongoing operating performance.

(3)

Adjusted EBITDAre is a non-GAAP financial measure calculated by subtracting recurring corporate-level expenses from Hotel Adjusted EBITDAre. Adjusted EBITDAre does not reflect (i) charges related to equity-based compensation, (ii) transaction expenses, (iii) severance and (iv) other items not indicative of ongoing operating performance.

(4)

Unlevered Free Cash Flow is a non-GAAP financial measure calculated by subtracting from Adjusted EBITDAre, equity-based compensation expense and capital expenditure allowances. Unlevered Free Cash Flow estimates were used by J.P. Morgan in connection with its financial analysis for purposes of rending its fairness opinion to the Board.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others: completion of the proposed transaction is subject to various risks and uncertainties related to, among other things, its terms, timing, structure, benefits, costs and completion; required approvals to complete the proposed transaction by our stockholders and the receipt of certain regulatory approvals, to the extent required, and the timing and conditions for such approvals; the stock price of the Company prior to the consummation of the proposed transaction; and the satisfaction of the closing conditions to the proposed transaction; business, financial and operating risks inherent to the lodging industry; macroeconomic and other factors beyond our control, including without limitation the effects of the ongoing COVID-19 pandemic or other pandemics or outbreaks of contagious disease; the geographic concentration of our hotels; our inability to compete effectively; our concentration in the La Quinta brand; our dependence on the performance of LQ Management L.L.C. and other third-party hotel managers and franchisors; covenants in our hotel management and franchise agreements that limit or restrict the sale of our hotels; risks posed by our disposition activities, including our ability to contract with qualified buyers and the risk that purchasers may not have the access to capital or meet other requirements; risks resulting from significant investments in real estate; cyber threats and the risk of data breaches or disruptions of technology information systems; the growth of internet reservation channels; disruptions to the functioning or transition of the reservation systems, accounting systems or other technology programs for our hotels, and other technology programs and system upgrades; and our substantial indebtedness, including restrictions imposed on our ability to access our cash. Additional risks and uncertainties include, among others, those risks and uncertainties described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as such factors may be updated or superseded from time to time in our periodic filings with the Securities and Exchange Commission (SEC). You are urged to carefully consider all such factors and we note that the COVID-19 pandemic may have the effect of heightening many of the risks and uncertainties described. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements, which speak only to expectations as of the date of this communication. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Current Report on Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Current Report on Form 8-K.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to a proposed acquisition of CorePoint by Cavalier Acquisition Owner LP. In connection with this proposed acquisition, CorePoint has filed one or more proxy statements or other documents with the SEC. This Current Report on Form 8-K is not a substitute for any proxy statement or other document that CorePoint has or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF COREPOINT LODGING INC. ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement has been mailed to stockholders of CorePoint. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by CorePoint through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CorePoint are available free of charge on CorePoint’s internet website at www.corepoint.com or upon written request to: Investor Relations, CorePoint Lodging Inc., 125 E. John Carpenter Freeway, Suite 1650, Irving, Texas 75062 or by telephone at (214) 501-5535.

Participants in Solicitation

CorePoint, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of CorePoint is set forth in the proxy statement filed with the SEC on January 14, 2022 and its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 14, 2021.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

CorePoint Lodging Inc.

125 E. John Carpenter Freeway, Suite 1650

Irving, Texas 75062

Tel. (972) 893-3199

www.corepoint.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CorePoint Lodging Inc.

February 22, 2022	By:	/s/ Mark M. Chloupek
	Name:	Mark M. Chloupek
	Title:	Executive Vice President, Secretary and General Counsel